Intangible Assets and Goodwill	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets and Goodwill
10.
Intangible Assets and Goodwill
a)
Intangible assets

Details and movement of items composing intangible assets are as follows:

(In thousand Euros)	Software	Trademarks, industrial property and customer relationships	Development costs	Other	Total
Balance at December 31, 2023	8,251	19,390	66,408	—	94,049
Additions	1,373	4	14,099	—	15,476
Disposal	—	—	—	—	—
Transfers	1,478	(71)	(1,507)	—	(100)
Amortization for the period	(1,773)	(1,178)	(7,209)	—	(10,160)
Translation differences	42	51	—	—	93
Balance at June 30, 2024	9,371	18,196	71,791	—	99,358
Cost
At December 31, 2023	12,189	20,733	95,297	—	128,218
At June 30, 2024	15,082	20,717	107,889	—	143,688
Accumulated amortization
At December 31, 2023	(3,938)	(1,343)	(28,888)	—	(34,170)
At June 30, 2024	(5,711)	(2,521)	(36,097)	—	(44,329)

During the six months ended June 30, 2024, the Group made investments in several development projects, consisting of payroll expenses and other costs totaling to Euros 14,099 thousand as compared to Euros 28,478 thousand as of December 31, 2023, for which the associated development expenditures met the requirements for capitalization.

The caption of trademarks, industrial property and customer relationships includes trademarks for an amount of Euros 12,354 thousand as compared to Euros 13,205 thousand as of December 31, 2023, customer relationships totaling Euros 2,585 thousand as compared to 2,754 thousand as of December 31, 2023, and industrial properties for an amount of Euros 3,257 thousand as compared to Euros 3,431 thousand as of December 31, 2023.

Total additions to internally developed intangibles (Development costs and Software) amounted to Euros 12,369 thousand for the six months ended June 30, 2024 as compared to Euros 26,182 thousand as of December 31, 2023; these additions correspond to the capitalization carried out by the Group in relation to product development , specifically for the DC products under the names of Quasar and Supernova, AC products under the names of Pulsar, Cooper and Commander and MyWallbox software

The average remaining amortization term for these assets is between 3 and 5 years.

Additions to patents, licenses and similar, and computer software totaled Euros 1,377 thousand for the six months ended June 30, 2024, as compared to Euros 3,481 thousand for the year ended December 31, 2023 and due primarily to the implementation of new software applications. The patents and customer relationships category also include the registration of brands, logos, and design patents for different chargers.

The Group has items in use that were fully depreciated as of June 30, 2024 for an amount of Euros 1,536 thousand, as compared to Euros 880 as of December 31, 2023.

As of June 30, 2024, additions of intangible assets for which payment was still pending totaled Euros 1,430 thousand, as compared to Euros 1,952 thousand at December 31, 2023. The Group has no restrictions on the realizability of its intangible assets and no pledge existed on these assets as of June 30, 2024 and December 31, 2023, respectively.

As of June 30, 2024, there were commitments for the acquisition of intangible assets for Euros 1,426 thousand, as compared to Euros 1,127 thousand at December 31, 2023 relating to the current projects of R&D.

b)
Goodwill

The Goodwill breakdown by CGU as of June 30, 2024, and December 31, 2023, is as follows:

(In thousand Euros)	June 30, 2024	December 31, 2023
Ares	4,424	4,424
Coil	3,199	3,101
Nordics	—	2,403
Electromaps / Software	3,457	3,457
Total	11,080	13,385

During the six months ended June 30, 2024, no impairment indicators existed that could lead to the existence of impairment in relation to the goodwill or intangible assets of the Group, except for Nordics CGU. As a consequence of the reduction in activity in this market, the Group have identified impairment indicators and, as a result, management have performed an impairment test for this CGU as of June 30, 2024. For the rest of CGUs, the goodwill will be tested for impairment annually before year end, once budgets are approved.

Nordics

Nordics is the cash-generating unit focused on the development of the electric charger market for the Group in Scandinavia, capitalizing on the existing customer base and institutional experience obtained as the installation provider of Intelligent Solutions. The recoverable amount of the Nordics CGU has been determined based on a value in use calculation, which utilized cash flow projections covering a five-year period, based on the forecast for 2024 and 2024 financial budget approved by senior management.

The projected cash flows have been built to reflect the increasing demand for EV chargers and associated services in this region. The pre-tax discount rate applied to cash flow projections is 14.5% (2023: 15.07%), and cash flows beyond the five-year period are extrapolated using a 1.5% (2023: 1.5%) growth rate. In addition, management has revisited forecast due to the low performance during the 6-month period ended June 30, 2024 driven by local regulatory changes. As a result of this analysis, the company has booked an impairment for an amount of Euros 2,349 thousand.

Key assumptions utilized in the value in use calculation for this cash generating unit, are as follows:

• Revenue and EBITDA:

In the Nordics countries, we have considered the updated forecast for 2024 keeping the other key assumptions as disclosed in the 2023 Consolidated financial statements.

• Discount rates:

Discount rates represent the current market assessment of the risks specific to each CGU and take into consideration the time value of money and individual risks of the underlying assets that have not been incorporated in the cash flow estimates.

The discount rate calculation is based on the specific circumstances of the Group and its CGUs and is derived from the Group’s weighted average cost of capital (WACC). The WACC takes into account costs associated with both debt and equity. The cost of equity is derived from the expected return on investment by the Group’s investors. The cost of debt is based on the interest-bearing borrowings the Group is obliged to service.

Business-specific risk is incorporated by applying individual beta factors. The beta factors have been evaluated annually based on publicly available market data.

Alpha factor adjustments to the discount rate are made to consider unit specific factors such as the size, liquidity, and market (in addition to other factors) in order to reflect a pre-tax discount rate.